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                                                                      Exhibit 23


23. Consent of experts

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-2496) of Keithley Instruments, Inc. of our report dated November 1, 2000 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP

Cleveland, Ohio
December 27, 2000